SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)               April 3, 2003
                                                            -------------------



                              MARKET CENTRAL, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                    0-22969                 59-3562953
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 (State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)



1650A Gum Branch Road, Jacksonville, North Carolina              28540
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      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code          (910) 478-0097
                                                         --------------------



                                       N/A
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          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On April 3, 2003 (the "Closing Date"), Market Central, Inc. ("Market Central" or the "Registrant") consummated the acquisition of U.S. Convergion, Inc., a Delaware corporation ("Convergion"), pursuant to the Stock Purchase Agreement dated as of the Closing Date entered into by and among the Registrant and each of the shareholders of Convergion. Market Central acquired all of the outstanding capital stock of Convergion in exchange for the issuance of 374,630 restricted shares of common stock of Market Central.

     Headquartered in Atlanta, Convergion is a provider of converged communications solutions, providing applications and solutions integration to enterprise clients who require a broad range of expert custom designed IT products and services. Convergion will be operated as a subsidiary of the Registrant.

     Copies of the Stock Purchase Agreement and the press release issued by the Registrant in connection with the closing of the Stock Purchase Agreement are attached as exhibits to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired:

     At the present time, it is impractical to provide the required financial statements for Convergion as required by this Item 7 of Form 8-K. Market Central will file such required financial statements in an amendment to this Report as soon as practicable, but not later than 60 days following the Closing Date.

     (b) Pro Forma Financial Information:

     At the present time, it is impractical to provide the pro forma financial information relative to the Convergion acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Market Central will file such pro forma financial information in an amendment to this Report as soon as practicable, but not later than 60 days following the Closing Date.

     (c) Exhibits:

     2.1 Stock Purchase Agreement by and among Market Central and each of the shareholders of Convergion

    99.1 Press release announcing closing of stock purchase.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARKET CENTRAL, INC.



                                            By:/s/ Terrence J. Leifheit
                                               --------------------------------
                                                Terrence J. Leifheit, President

Dated: April 9, 2003

                                  EXHIBIT INDEX


Exhibit
Number                Description of Exhibit
------------------    ---------------------------------------------------------

 2.1 Stock Purchase Agreement by and among Market Central and each of the shareholders of Convergion

 99.1                 Press release announcing closing of stock purchase